Exhibit 99.1

FIRST AMENDMENT TO CREDIT AGREEMENT

This First Amendment to Credit Agreement (this “Agreement”) is entered into this 1st day of May, 2007 by and among KAPSTONE KRAFT PAPER CORPORATION (the “Company”), the financial institutions party hereto (“Lenders”) and LASALLE BANK NATIONAL ASSOCIATION, as administrative agent for the Lenders (the “Agent”).

W I T N E S S E T H:

WHEREAS, the Company, Lenders and Agent are parties to that certain Credit Agreement dated as of January 2, 2007 (as amended from time to time, the “Credit Agreement”);

WHEREAS, the parties have agreed to amend the Credit Agreement upon the terms and subject to the conditions set forth herein;

NOW THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein and in the Credit Agreement, the parties agree as follows:

Section 1                Definitions.  Capitalized terms used herein without definition and defined in the Credit Agreement are used herein as defined therein.

Section 2                Amendment. Section 10.1.6 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“From and after any date upon which Revolving Outstandings are greater than $5,000,000 for 30 consecutive days (any such date, the “Test Date”), a Borrowing Base Certificate, within 10 days of the end of each month ending after the Test Date, dated as of the end of such month and executed by a Senior Officer of the Company on behalf of the Company (provided that (a) the Company may deliver a Borrowing Base Certificate more frequently if it chooses and (b) at any time an Event of Default exists, the Administrative Agent may require the Company to deliver Borrowing Base Certificates as of the end of each month or more frequently, in Administrative Agent’s sole discretion).”

Section 3                Conditions to Effectiveness.  This Agreement shall be effective on the date on which this Agreement shall have been duly executed and delivered by the Company, Agent and the Lenders.

Section 4                Representations and Warranties.  In order to induce the Agent and the Lenders to enter into this Agreement, Company represents and warrants to Agent and each Lender (which representations and warranties shall survive the execution and delivery of this Agreement), that:

4.1           the execution, delivery and performance by Company of this Agreement has been duly authorized by all necessary corporate action and this Agreement is a legal, valid and binding obligation of Company enforceable against Company in accordance with its terms;

4.2           upon the effectiveness of this Agreement, all of the representations and warranties contained in the Credit Agreement and in the other Loan Documents (other than those which speak expressly only as of an earlier date) are true and correct in all material respects on and as of the date of the effectiveness of this Agreement after giving effect to this Agreement and the transactions contemplated hereby;

4.3           neither the execution, delivery and performance of this Agreement by Company nor the consummation of the transactions contemplated hereby or thereby does or shall contravene, result in a breach of, or violate (i) any provision of such Company’s certificate or articles of incorporation or bylaws, (ii) any law or regulation, or any order or decree of any court or government instrumentality, or (iii) any indenture, mortgage, deed of trust, lease, agreement or other instrument to which Company is a party or by which Company or any of its property is bound, except in any such case to the extent such conflict or breach has been waived by a written waiver document, a copy of which has been delivered to Agent on or before the date hereof; and

4.4           no Default or Event of Default exists or will result after giving effect to this Agreement and the transactions contemplated hereby.

Section 5                Effect; Ratification.

5.1           Except as specifically set forth above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

5.2           The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of Agent or any Lender under the Credit Agreement or any other Loan Document, nor constitute amendment of any provision of the Credit Agreement or any other Loan Document, except as specifically set forth herein.  Upon the effectiveness of this Agreement, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

5.3           Company acknowledges and agrees that the agreements set forth herein are effective solely for the purposes set forth herein and that the execution and delivery by Agent and Lenders of this amendment shall not be deemed (i) except as expressly provided in this Agreement, to be a consent to any Agreement, waiver or modification of any term or condition of the Credit Agreement or of any other Loan Document (including, without limitation, that certain Post-Closing Matters Agreement dated as of January 2, 2007 by and among Company and Agent), (ii) to create a course of dealing or otherwise obligate Agent or Lenders to forbear, waive, consent or execute similar Agreements under the same or similar circumstances in the future, or (iii) to amend, prejudice, relinquish or impair any right of Agent or Lenders to receive any indemnity or similar payment from any Person or entity as a result of any matter arising from or relating to this Agreement.

Section 6                Miscellaneous.

6.1           Binding on Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

6.2           Severability.  Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remaining provisions of this Agreement.

6.3           GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED UNDER AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS, AS OPPOSED TO THE CONFLICT OF LAWS PROVISIONS, OF THE STATE OF ILLINOIS.

6.4           No Waiver.  No waiver, and no modification or Agreement of any provision of this Agreement shall be effective unless specifically made in writing and duly signed by the party purportedly making such waiver.

6.5           Counterparts.  This Agreement may be delivered by facsimile and executed in one or more counterparts and by different parties in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which counterparts taken together shall constitute but one and the same Agreement.

6.6           Titles.  Paragraph and subparagraph titles, captions and headings herein are inserted only as a matter of convenience and for reference, and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provisions hereof.

6.7           Acknowledgment.  The Company affirms and acknowledges that this Agreement constitutes a Loan Document under the Credit Agreement and any reference to the Loan Documents under the Credit Agreement contained in any notice, request, certificate or other document executed concurrently with or after the execution and delivery of this Agreement shall be deemed to include this Agreement unless the context shall otherwise specify.

[signature page follows]

IN WITNESS WHEREOF, the undersigned have executed and delivered this Agreement as of the date first written above.

KAPSTONE KRAFT PAPER CORPORATION

By:	/s/ Andrea K. Tarbox
Name:	Andrea K. Tarbox
Title:	Chief Financial Officer

LASALLE BANK NATIONAL ASSOCIATION, as Agent and a Lender

By:	/s/ Marty N. Athanikar
Name:	Marty N. Athanikar
Title:	Vice President

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Charles R. Dickerson
Name:	Charles R. Dickerson
Title:	Managing Director

ALLIED IRISH BANKS, P.L.C., as a Lender

By:	/s/ Shreya Shah
Name:	Shreya Shah
Title:	Vice President

REGIONS BANK, as a Lender

By:	/s/ Barry S. Renow
Name:	Barry S. Renow
Title:	Attorney-In-Fact

AIB DEBT MANAGEMENT LIMITED, as a Lender

By:	/s/ Shreya Shah
Name:	Shreya Shah
Title:	Investment Advisor to AIB Debt
Management Limited